Asset Acquisition	6 Months Ended
Jun. 30, 2025
Asset Acquisition [Abstract]
ASSET ACQUISITION

 6. ASSET ACQUISITION

On January 27, 2024, the BGBPL and Future Gold Resource BPL (“FGRBPL”) entered into the Purchase Agreement for BGBPL to acquire certain mining assets, primarily mining leases, of the Bogoso Prestea Mine, subject to certain closing conditions including approval by the Ministry of Lands and Natural Resources of the Republic of Ghana. The Purchase Agreement provided for the transfer of mining assets from FGRBPL (the previous leaseholder) to BGBPL, including four mining leases (Bogoso I, Bogoso II, Prestea Surface and Prestea Underground), a government indemnity in favor of the previous leaseholder in respect of certain environmental damage and liabilities, fixed assets including immovable structures, buildings and facilities. Consideration for the transfer of the mining assets is the assumption of the previous leaseholder’s royalty agreement obligation with Golden Star Resources and stream agreement with Royal Gold.

The Purchase Agreement became effective as of May 1, 2024. The closing conditions have been met, with a number of subsequent closing deliverables still to be concluded (including the Royal Gold Agreement novation, the Golden Star Resources Agreement novation, and the Corporate Social Responsibility Agreement novation). The registration of the legal transfer was completed on May 15, 2024. In accordance with the laws of Ghana, BGBPL will ultimately be 90% owned by BGL and 10% owned by the Government of the Republic of Ghana. As of the date of these financials, the shares have not been transferred to the Government of the Republic of Ghana.

BGL evaluated this acquisition under ASC 805, Business Combinations. ASC 805 requires that an acquirer determine whether it has acquired a business. If the criteria of ASC 805 are met, a transaction would be accounted for as a business combination and the purchase price is allocated to the respective net assets and liabilities assumed based on their fair values and a determination is made whether any goodwill results from the transaction. This mine has been shut in with limited activities necessary to maintain the surface as required by regulation. In evaluating the criteria outlined by this standard, BGL concluded that the acquired set of assets did not meet the US GAAP definition of a business. BGL did not acquire an assembled workforce nor a substantive process. BGL has contracted through a transition services agreement (the “TSA”), FGRBPL to continue various mine maintenance processes. In order to commence operations, BGL will need to hire additional skilled workers to execute its exploration and development plan. Therefore, BGL accounted for the purchase as an asset acquisition rather than a business combination, and allocated the total consideration transferred on the date of the acquisition to the assets and liabilities acquired on a relative fair value basis.

Also on January 27, 2024, Blue Gold Bogoso Prestea Ltd entered into the Bond SPV Royalty with FGRBPL and Bond SPV.  The Bond SPV Royalty provides for Blue Gold Bogoso Prestea Ltd to pay a royalty in refined gold to Bond SPV (as priority payee) and the previous leaseholder (as secondary payee, once Bond SPV debt service obligations are met) at a rate of the lesser of (i) 2,000 ounces per month, or 30% of gross production per month for the first 36 months following the start of commercial production, and (ii) 3,250 ounces per month, or 30% of gross production per month after 36 months until Bond SPV Royalty payments total the 250,000 ounce cap. This agreement represents a volumetric production payment and in accordance with ASC 932, is accounted for as a retention of the mineral right by the pervious leaseholder and therefore not part of the asset acquisition described above.

The following table summarizes the acquisition date fair value of the assets acquired and the liabilities assumed:(1)

Assets acquired
Property, plant and equipment(2)	$2,600,000
Intangible assets: mineral rights(3)	30,100,000
Total assets acquired	$32,700,000

Liabilities assumed
GSR royalty liability(4)	$2,700,000
GSR contingent consideration liabilities(5)	17,100,000
Asset retirement obligations(6)	12,900,000
Total Liabilities assumed	$32,700,000

(1)	The liabilities assumed and assets acquired include a mandatory 10% non- controlling interest to be held by the Government of Ghana based on Ghanaian laws.

(2)	Property, plant and equipment includes land, building and processing equipment excluding mobile assets. Property, plant and equipment are measured at fair value at the acquisition date. The fair value was determined by the evaluation and combination of the open market approach, comparative method and the present replacement value approach. The fair value was then adjusted based on relative fair value as compared to the other assets acquired.

(3)	Mineral rights are measured at fair value at the acquisition date and determined by the net present value of expected future cashflows. Key assumptions in the income valuation method include long-term gold prices (average gold price of $2,006/oz), level of gold production over the life of mine (3,885.4 koz), tonnes of ore processed (76.7 Mt), operating and capital expenditures and a 17.0% discount rate. The fair value was then adjusted based on relative fair value to match the consideration paid being the liabilities assumed.

(4)	The liability is recorded at fair value at the closing date determined by the net present value of estimated future obligations using the same expected future cash flows associated with mineral rights using an appropriate credit adjusted discount rate of 10%.

(5)	The fair value of the liability was determined using the Black Scholes Merton Model at the closing date. Key assumptions in this model included remaining life (3.6 — 6.0 years); risk free rate (4.3%-4.4%); and cost of debt (17.6% – 18.3%).

(6)	Asset retirement obligation represents the fair value at the closing date associated with the estimate of cost to return the mines to their original condition upon disposal. The estimate was determined using the present value technique based on forecasted remediation costs at end of life of mine (incorporating an appropriate inflation rate), and development and application of an appropriate credit adjusted discount rate, 12.5%.